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                                                                      EXHIBIT 11

                             JOINT FILING AGREEMENT

  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, no par value, of Code Alarm, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 6th day of November, 1997.


                             PEGASUS PARTNERS, L.P.

                             By: Pegasus Investors, L.P., its general partner
                             By: Pegasus Investors GP, Inc., its general partner

                             By:/s/ Richard M. Cion
                                ---------------------------
                                Name: Richard M. Cion
                                Title: Vice President


                             PEGASUS RELATED PARTNERS, L.P.

                             By: Pegasus Investors, L.P., its general partner
                             By: Pegasus Investors GP, Inc., its general partner

                             By:/s/ Richard M. Cion
                                ---------------------------
                                Name: Richard M. Cion
                                Title: Vice President


                             PEGASUS INVESTORS, L.P.

                             By: Pegasus Investors GP, Inc., its general partner

                             By:/s/ Richard M. Cion
                                ---------------------------
                                Name: Richard M. Cion
                                Title: Vice President


                             PEGASUS INVESTORS GP, INC.

                             By:/s/ Richard M. Cion
                                ---------------------------
                                Name: Richard M. Cion
                                Title: Vice President


                             /s/ Craig M. Cogut
                             ----------------------------
                             CRAIG M. COGUT